UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2004

FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Fremont Home Loan Trust 2004-C, Mortgage-Backed Certificates, Series 2004-C)

Fremont Mortgage Securities Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	333-91565	52-2206547

State of Incorporation	(Commission File Number)	(I.R.S. Employer
Identification No.)

175 North Riverview Drive, Anaheim, California		55437

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 283-6500

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 1.1
Exhibit 4.1
Exhibit 4.2

Item 8.01. Other Events

     The Registrant registered issuances of Mortgage-Backed Certificates, Series 2004-C on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-91565) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $547,474,000 aggregate principal amount of Class IA, Class IIA-1, Class IIA-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the “Publicly Offered Certificates”) on August 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated June 23, 2004, as supplemented by the Prospectus Supplement dated August 26, 2004, to file a copy of the operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

     On August 30, 2004, Fremont Mortgage Securities Corporation entered into a Pooling and Servicing Agreement, dated as of August 1, 2004 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator, Financial Guaranty Insurance Company, as Class IA insurer, and HSBC Bank USA, National Association, as trustee.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

Exhibit No.	Description
1.1	The Underwriting Agreement (the “Underwriting Agreement”), dated as of August 26, 2004, by and between Fremont Mortgage Securities Corporation, as depositor, and Bear, Stearns and Co. Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and Lehman Brothers Inc., as underwriters.

Exhibit No.	Description
4.1	The Pooling and Servicing Agreement, dated as of August 1, 2004 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator, Financial Guaranty Insurance Company, as Class IA insurer, and HSBC Bank USA, National Association, as trustee.

4.2	The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of August 1, 2004, between Fremont Mortgage Securities Corporation, as depositor, and Fremont Investment & Loan, as originator.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT MORTGAGE SECURITIES CORPORATION (Registrant)

By: /s/ Patrick E. Lamb

Name: Patrick E. Lamb
Title: Chief Financial Officer

Dated: September 13, 2004

EXHIBIT INDEX

	Item 601(a) of
Exhibit	Regulation S-K		Paper (P) or
Number	Exhibit No.	Description	Electronic (E)
1	1.1	The Underwriting Agreement (the “Underwriting Agreement”), dated as of August 26, 2004, by and between Fremont Mortgage Securities Corporation, as depositor, and Bear, Stearns and Co. Inc., Credit Suisse First Boston LLC, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and Lehman Brothers Inc., as underwriters.	E

2	4.1	The Pooling and Servicing Agreement, dated as of August 1, 2004 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator, Financial Guaranty Insurance Company, as Class IA insurer, and HSBC Bank USA, National Association, as trustee.	E

3	4.2	The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of August 1, 2004, between Fremont Mortgage Securities Corporation, as depositor, and Fremont Investment & Loan, as originator.	E